EXHIBIT 10.33


                AGREEMENT RE: SCHEDULE 13D FILING

     Pursuant    to    Rule   13d-l(f)  promulgated   under   the

Securities  Exchange  Act  of  1934,  as  amended,  each  of  the undersigned  agrees that the statement on Schedule 13D  to  which this Agreement is attached as an exhibit is being filed on behalf of each of them.

     DATED this 18th day of June 1997.



                                  /s/ John B. Anderson
                                  JOHN B. ANDERSON


                                  CEDAR DEVELOPMENT CO.


                                  By:  /s/ John B. Anderson
                                       JOHN B. ANDERSON
                                  Its: President


                                  J.B.A. INVESTMENTS, INC.


                                  By:  /s/ John B. Anderson
                                       JOHN B. ANDERSON
                                  Its: President


                                  BABY GRAND CORP.


                                  By:  /s/ John B. Anderson
                                       JOHN B. ANDERSON
                                  Its: President

                                               Page 45 of 80 Pages
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                                  MURIETTA INVESTORS


                                  By:  /s/ John B. Anderson
                                       JOHN B. ANDERSON
                                  Its: General Partner


                                  C.B.C. BUILDERS, INC.


                                  By:  /s/ John B. Anderson
                                       JOHN B. ANDERSON
                                  Its: President

                                              Page 46 of 80 Pages